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                                  EXHIBIT 10.5







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                               SECURITY AGREEMENT
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                        INTEREST RATE PROTECTION CONTRACT

Glimcher Properties Limited Partnership   ,      20 South Third Street         ,
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                Name                                         No. and Street

Columbus               , Franklin                    , Ohio                    ,
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   City                  County                               State

a Delaware limited partnership (hereinafter called "Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to The Huntington National Bank, as Administrative Agent for a bank lending group pursuant to a Second Amended and Restated Loan Agreement dated as of May 15, 1997 (hereinafter called "Bank"), a security interest in all of Debtor's accounts, accounts receivable, contract rights, general intangibles, and other forms of obligations and receivables arising from or in connection with Debtor's rights under the swap agreement entered into by and between Debtor and KeyBank National Association pursuant to a Master Agreement dated as of July 19, 1995, and a Confirmation dated as of July 12, 1995, or pursuant to any other swap agreement or interest rate protection contract entered into by Debtor in modification thereof or in substitution therefor, and all books, records, ledger cards, computer programs and other documents or property at any time evidencing or relating to the foregoing receivables (hereinafter sometimes called the "Receivables"), whether Debtor's interest in the Collateral (defined below) be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements and additions therefor or thereto and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks and instruments (all of the foregoing hereinafter called the "Collateral").

         The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of Debtor to Bank. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees to the extent permitted by law and the like) of Debtor to Bank, whether now existing or hereafter arising, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor, arising out of or by reason of the Second Amended and Restated Loan Agreement entered into as of May 15, 1997, by and among Debtor, as borrower, Glimcher Realty Trust and Glimcher Properties Corporation as guarantors, The Huntington National Bank and KeyBank National Association as Co-Agents for a bank lending group named therein, and Bank, as Administrative Agent (the "Loan Agreement").

         It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Bank, shall extend to all future Obligations of Debtor to Bank under the Loan Agreement, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Bank as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.



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          1. GENERAL COVENANTS. Debtor represents, warrants and covenants as follows:

                  (a) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims and interests and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

                  (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby, and shall defend the right, title and interest of Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

                  (c) Debtor's principal place of business and chief executive office is located at the address set forth at the beginning of this agreement; unless Debtor gives Bank notice in writing of a change in the location of the Collateral and Debtor's records concerning the Receivables prior to such a change in location, the Collateral and Debtor's records concerning the Receivables shall be kept at that address.

                  (d) At least thirty (30) days prior to the occurrence of any of the following events, Debtor shall deliver to the loan officer who is handling Debtor's Obligations on behalf of Bank written notice of such impending events: (i) a change in Debtor's principal place of business or chief executive office; or (ii) a change in Debtor's name, identity or corporate structure.

                  (e) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

          2. COLLECTION OF RECEIVABLES. Debtor shall, unless otherwise directed by Bank, following the occurrence of an event of default hereunder, collect all of Debtor's Receivables. With respect to any Receivables collected by the Bank after the occurrence of an event of default, Debtor authorizes Bank to indorse the name of Debtor upon any checks or other items received in payment of any Receivable and to do any and all things necessary in order to reduce the same to money. All amounts received by Bank representing payment of Receivables may be applied by Bank to the payment of the Obligations in such order of preference as Bank may determine, or Bank may, at its option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of Debtor, upon approval by Bank, to obtain the release of all or part of such impounded amounts. Bank may, however, at any time following an event of default, apply all or any part of such impounded amounts as aforesaid. If so directed by Bank, Debtor shall hold all payments of any Receivable in trust for Bank and shall forthwith deliver the same to Bank in the form received by Debtor without commingling with any funds of Debtor.

                  Debtor agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of Bank be necessary or desirable to evidence, validate and perfect the security interest of Bank in the Receivables. Bank shall have the right following an event of default to notify any persons or entities owing any Receivables and to demand and receive payment, but Bank shall have no duty so to do. Upon request of Bank at any time after an event of default, Debtor shall notify such account debtors that the accounts are payable to Bank.

          3. INSPECTION. Debtor shall at all times keep accurate and complete records of the Receivables and Debtor shall, at all reasonable times and from time to time, allow Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods and to examine and inspect the Collateral wherever located.

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          4. FURTHER ASSURANCES. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Bank may require to more completely vest in and assure to Bank its rights hereunder and in or to the Collateral.

          5. PRESERVATION AND DISPOSITION OF COLLATERAL.

                  (a) Debtor shall advise Bank promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Bank.

                  (b) Debtor shall not sell or otherwise dispose of the Collateral.

                  (c) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

                  (d) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

                  (e) At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. Debtor agrees to reimburse Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Bank pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

          6. EXTENSIONS AND COMPROMISES. With respect to any Collateral held by Bank as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Bank may deem advisable. Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Bank.

          7. FINANCING STATEMENTS. At the request of Bank, Debtor shall join with Bank in executing one or more financing statements in a form satisfactory to Bank and shall pay the cost of filing the same in all public offices wherever filing is deemed by Bank to be necessary or desirable. A carbon, photographic or other reproduction of this agreement or of a financing statement shall be sufficient as a financing statement.

          8. BANK'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Bank and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Bank's own name, from time to time in Bank's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to Bank the power and right, on behalf of Debtor, without notice to or assent by Debtor:

                  (a) To execute, file and record all such financing statements and similar documents and instruments as Bank may deem necessary or desirable to protect, perfect and validate Bank's security interest in the Collateral.

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                  (b) Upon the occurrence and continuance of any event of
default under paragraph 9 hereof, (i) to sign and indorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Bank may deem appropriate; and (v) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Bank were the absolute owner thereof for all purposes, and to do, at Bank's option and Debtor's expense, at any time or from time to time, all acts and things which Bank deems necessary to protect, preserve or realize upon the Collateral and Bank's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as Debtor might do.

                  Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  The powers conferred upon Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Bank to exercise any such powers. Bank shall be accountable only for amounts that Bank actually receives as a result of the exercise of such powers and neither Bank nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Bank's own gross negligence or willful misconduct.

          9. DEFAULT. If any event of default in the payment of any of the Obligations or in the performance of any of the terms, conditions, or provisions of any instrument or document evidencing the Obligations secured by this agreement or in the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Bank by Debtor proves to have been false in any material respect when made or furnished:

                  (a) Bank may, at its option subject to provisions for notice and rights to cure as contained in the Loan Agreement, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

                  (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Bank, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Bank in the same form as received by Debtor (duly indorsed by Debtor to Bank, if required). Any and all such payments so received by Bank (whether from Debtor or otherwise) may, in the sole discretion of Bank, be held by Bank as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Bank against, all or any part of the Obligations in such order as Bank may elect. Any balance of such payments held by Bank and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral.

                  (c) Bank shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. Without limiting the generality of the foregoing, Bank shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose Bank may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or

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more parcels at public or private sale or sales, at any of Bank's offices or elsewhere at such prices as Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Bank hereunder, including reasonable attorneys' fees to the extent permitted by law and reasonable legal expenses, to the payment in whole or in part of the Obligations, in such order as Bank may elect, and only after so paying over such net proceeds and after the payment by Bank of any other amount required by any provision of law, including Ohio Revised Code Section 1309.47(A)(3), need Bank account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Bank arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Bank need not give more than seven (7) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtor or any agent of Debtor at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Bank is entitled. Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees to the extent permitted by law.

         10. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. All of Bank's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the State of Ohio. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Bank.

         IN WITNESS WHEREOF, Debtor has signed this agreement this 15th day of May, 1997.

                                   GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                                   By:  Glimcher Properties Corporation

                                   Its:   Sole General Partner

                                   By: /s/ David J. Glimcher
                                       ---------------------
                                           David J. Glimcher
                                   Its:   President

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         KeyBank National Association hereby consents to the grant of a security interest as provided in the foregoing agreement.

                                    KeyBank National Association

                                    By:
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                                    Its:
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                                    Date:
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